UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 13, 2022
(Date of earliest event reported:  January 12, 2023)

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11178	Revlon, Inc.	13-3662955
Delaware
One New York Plaza
New York, New York, 10004
212-527-4000

33-59650	Revlon Consumer Products Corp.	13-3662953
Delaware
One New York Plaza
New York, New York, 10004
212-527-4000

Former Name or Former Address, if Changed Since Last Report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Revlon, Inc.	Class A Common Stock	REVRQ	*
Revlon Consumer Products Corporation	None	N/A	N/A

* Revlon, Inc.’s Class A Common Stock began trading exclusively on the over-the-counter market on October 21, 2022 under the symbol REVRQ.

Indicate by check mark whether each registrant is an "emerging growth company" as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)in Rule 12b-2 of the Exchange Act.

Emerging Growth Company
Revlon, Inc.	Yes ☐ No ☒
Revlon Consumer Products Corporation	Yes ☐ No ☒

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointment

On January 12, 2023, Paul Aronzon was elected as a director of the Board of Revlon, Inc. (the “Company” or “Revlon”), effective immediately. With this election, Revlon’s Board of Directors (the “Board”) is comprised of 11 members, 8 of whom constitute independent directors under applicable SEC standards. There is no arrangement or understanding between Mr. Aronzon and any other person pursuant to which he was selected as a director. Mr. Aronzon has also been appointed as a member of the restructuring committee of the Board (the “Restructuring Committee”) and as an alternate member of the Investigation Committee of the Board (the “Investigation Committee”), each as described below. Mr. Aronzon’s compensation for service on the Board will consist solely of (i) the monthly $45,000 fee paid to members of the Restructuring Committee and (ii) the $10,000 annual retainer for service on the Investigation Committee, each as discussed below. Mr. Aronzon will not receive the annual retainer of $115,000 paid to certain other members of the Board not serving on the Restructuring Committee (such retainer, the “Annual Retainer”).

Restructuring Committee

As previously disclosed, the Board formed a Restructuring Committee to oversee all key matters in connection with the Company’s previously disclosed Chapter 11 cases (the “Chapter 11 Cases”). The duties of the Company’s compensation committee have also been delegated to the Restructuring Committee.

The members of the Restructuring Committee are Alan Bernikow, E. Scott Beattie, Victor Nichols, Barry Schwartz, D.J. “Jan” Baker and Mr. Aronzon. Each member of the Restructuring Committee will receive a fee of $45,000 per month for his service on the Restructuring Committee and will waive the right to receive the Annual Retainer.

Investigation Committee

Also as previously disclosed, in connection with the Chapter 11 Cases, the Board formed an Investigation Committee comprised of Mr. Baker as the sole member. The Board has now appointed Mr. Aronzon to serve as an alternate member of the Investigation Committee.

The Investigation Committee is vested with the power and authority from the Board and its committees to undertake certain investigations. Mr. Baker and Mr. Aronzon will each receive an annual retainer of $10,000 for their service on the Investigation Committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 13, 2023

REVLON, INC.

		By:	/s/ Andrew Kidd
			Name:	Andrew Kidd
			Title:	Executive Vice President, General Counsel

REVLON CONSUMER PRODUCTS CORPORATION

		By:	/s/ Andrew Kidd
			Name:	Andrew Kidd
			Title:	Executive Vice President, General Counsel

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